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                                Cash Transactions


                    CABCO TR for Florida Power and
                    Light


June 1, 2003        Receipt of Interest on Trust           $881,250.00
                    Certificates for Florida Power &
                    Light Company 7.05% First
                    Mortgage Bonds due 2026 (CUSIP
                    124675109)

June 1, 2003        Funds Disbursed to
                    Holders of CABCO
                    Trust Certificates                     $881,250.00